SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       December 2, 2003
                                                -------------------------------

Commission       Registrant, State of Incorporation,         I.R.S. Employer
File Number      Address and Telephone Number                Identification No.

1-3526           The Southern Company                        58-0690070
                 (A Delaware Corporation)
                 270 Peachtree Street, N.W.
                 Atlanta, Georgia 30303
                 (404) 506-5000
1-3164           Alabama Power Company                       63-0004250
                 (An Alabama Corporation)
                 600 North 18th Street
                 Birmingham, Alabama 35291
                 (205) 257-1000
1-6468           Georgia Power Company                       58-0257110
                 (A Georgia Corporation)
                 241 Ralph McGill Boulevard, N.E.
                 Atlanta, Georgia 30308
                 (404) 506-6526
0-2429           Gulf Power Company                          59-0276810
                 (A Maine Corporation)
                 One Energy Place
                 Pensacola, Florida 32520
                 (850) 444-6111
001-11229        Mississippi Power Company                   64-0205820
                 (A Mississippi Corporation)
                 2992 West Beach
                 Gulfport, Mississippi 39501
                 (228) 864-1211
1-5072           Savannah Electric and Power Company         58-0418070
                 (A Georgia Corporation)
                 600 East Bay Street
                 Savannah, Georgia 31401
                 (912) 644-7171
333-98553        Southern Power Company                      58-2598670
                 (A Delaware Corporation)
                 270 Peachtree Street, N.W.
                 Atlanta, Georgia 30303
                 (404) 506-5000

The address of the registrants has not changed since the last report.

This combined Form 8-K is filed separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Item 5.       Other Events and Required FD Disclosure.

           Reference is made to Management's Discussion and Analysis - "Future Earnings Potential" in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 of each registrant for information regarding the formation of a Regional Transmission Organization ("RTO") as ordered by the Federal Energy Regulatory Commission. On December 2, 2003, the sponsors of the SeTrans RTO, including The Southern Company and the other registrants, issued a press release regarding their unanimous decision to suspend the SeTrans RTO effort due to the unlikelihood that consensus support and acceptance for the SeTrans RTO would be forthcoming from all applicable state and federal agencies. A copy of this release is being filed as Exhibit 99 to this Current Report on Form 8-K. The final outcome of this matter cannot now be determined.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99            Press Release.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     December 3, 2003            THE SOUTHERN COMPANY


                                      By /s/W. Dean Hudson
                                          W. Dean Hudson
                                            Comptroller


                                      ALABAMA POWER COMPANY
                                      GEORGIA POWER COMPANY
                                      GULF POWER COMPANY
                                      MISSISSIPPI POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY
                                      SOUTHERN POWER COMPANY


                                      By /s/Wayne Boston
                                           Wayne Boston
                                        Assistant Secretary